UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

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[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Rule 14a-12

DIGITAL ALLY, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUPPLEMENT TO PROXY STATEMENT - EXPLANATORY NOTE

This supplement to Schedule 14A is being filed to supplement and amend the definitive proxy statement of Digital Ally, Inc. (the “Company,” “we”, “our” and “us”) for the 2019 annual meeting of shareholders (the “Annual Meeting”), which was filed with the Securities and Exchange Commission on April 1, 2019, in order to include a proposal for an advisory (non-binding) vote on the frequency of the vote on our executive officer compensation (“Proposal No. 6”). To vote on Proposal No. 6, you may return the enclosed revised proxy card with your vote, regardless of whether or not you already returned the original proxy card, or you can vote in person at the Annual Meeting (if you, rather than your broker, are the record holder of the stock). The receipt of your revised proxy card will revoke and supersede any proxy card previously submitted.

IF YOU HAVE ALREADY VOTED, YOUR VOTES WILL BE COUNTED. HOWEVER, WE URGE YOU TO CAST YOUR VOTE ON PROPOSAL NO. 6 EVEN IF YOU HAVE PREVIOUSLY CAST YOUR VOTE ON THE OTHER PROPOSALS DESCRIBED IN OUR NOTICE DATED APRIL 5, 2019.

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The Comaony’s definitive proxy statement for the Annual Meeting is supplemented and amended to include the following in its Table of Contents:

Proposal Six: To hold an advisory (non-binding) vote as to whether the stockholder votes regarding our executive compensation should occur every three years, every two years or every year.

The Company’s definitive proxy statement for the Annual Meeting is supplemented and amended to include the following Proposal No. 6 as an Item of Business in its Notice of 2019 Annual Meeting to Shareholders:

(6) To hold an advisory (non-binding) vote as to whether the stockholder votes regarding our executive compensation should occur every three years, every two years or every year;

On page 4, the answer to the question “What Proposals are Considered “Routine” or “Non-routine” for Brokers or Other Nominees?” and the list of “non-routine” proposals is supplemented to include Proposal 6 as follows:

The following Proposals are “non-routine” and thus a broker discretionary vote is not allowed:

Proposal 6, “To hold an advisory (non-binding) vote as to whether the stockholder votes regarding our executive compensation should occur every three years, every two years or every year.”

On page 4, the answer to the question “How Many Votes are Needed for Each Proposal to Pass and is Broker Discretionary Voting Allowed? is supplemented to include Proposal 6 as follows:

For matters at the Annual Meeting, if a quorum is present, the following votes will be required for the Proposal to pass:

Proposal	Vote Required	Broker Discretionary Vote Allowed

6. Advisory Vote on the Frequency of an Executive Compensation Vote	The affirmative vote of the holders of a majority of the votes cast.	No

On pages 6, the answer to the question “Our Voting Recommendations” is supplemented to include Proposal 6 as follows:

Our Voting Recommendations

Our Board of Directors recommends that you vote:

FOR a vote, on an advisory (non-binding) basis, in favor of holding the advisory vote to approve our executive compensation every three years;

On page 27, after the section entitled “PROPOSAL FIVE RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM” a new section is inserted as follows:

PROPOSAL SIX

ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY OF STOCKHOLDER VOTES REGARDING EXECUTIVE COMPENSATION

Our stockholders are entitled to cast an advisory vote at the annual meeting regarding how frequently stockholders should consider and cast an advisory vote to approve the compensation of our named executive officers. Under the Dodd-Frank Act, at least every six years, the Company is required to seek an advisory (non-binding) shareholder vote regarding the frequency of the “say-on-pay” vote such as Proposal 4. The Dodd-Frank Act specifies that shareholders be given the opportunity to vote on the compensation paid to our named executive officers every year, every two years or every three years. Although this vote is advisory and non-binding, our Board of Directors will review voting results and give serious consideration to the outcome of such voting. The last time we held an advisory (non-binding) shareholder vote regarding the frequency of the “say-on-pay” vote was 2013.

We believe that a three-year frequency is preferable for such vote because an annual or even biennial frequency creates the risk of relying upon hindsight to an unwarranted degree in evaluating the amount of executive compensation paid in one particular year. Our financial results in any particular year can be significantly impacted by factors beyond management’s control and for which our executives deserve neither credit nor blame, such as difficulties in forecasting in volatile economic conditions, or unexpected changes in the markets for our products and those of our customers. The determination of whether our executives’ compensation is closely tied to performance and properly rewards excellence is best viewed over a multi-year period.

In addition, a three-year frequency would lead to more thoughtful change, if we received an advisory vote disapproving of our executive compensation program. We would use the time to fully understand the specific stockholder concerns that led to that vote and to develop and consider alternatives. We would likely implement any resulting changes on a prospective basis beginning not earlier than the year following the stockholder vote in any case. This means that few if any of the changes would be reflected in the executive compensation reported in the proxy statement for the next stockholders’ meeting. If the vote is held on a three-year frequency, the additional time will lead to more informed changes and the creation of sufficient compensation data to permit meaningful evaluation of any changes.

The Board of Directors values and encourages constructive dialogue with our stockholders on compensation and other important governance topics. The Board currently believes that providing stockholders with an advisory vote on our executive compensation philosophy, policies and procedures every three years will enhance the value of stockholder communication by encouraging a longer-term focus. We note that stockholders will also be asked to express their views whenever we adopt or materially amend our executive equity compensation plans, and that stockholders can express their views to management or the Board at any time by contacting the Company Secretary.

After reviewing the information provided above and in the other parts of this proxy statement, the Board of Directors asks you to give your advisory vote regarding the frequency of stockholder advisory votes to approve the compensation of our named executive officers. You can give your advisory vote at the meeting or by indicating your preference on the enclosed proxy card, which asks for your vote by choosing the option of one, two or three years or you may abstain from voting on this proposal.

Note that the proxy card provides for the four choices identified above and that you are not voting to approve or disapprove the Board’s recommendation. You should check only one alternative. The Board will consider the results of this advisory vote in determining the frequency of similar advisory votes in the future but is not bound by the results of the vote.

The outcome of this advisory vote will be determined by whichever of the choices (every three years, every two years or every year) receives the greatest number of votes cast. If at the most recent stockholder frequency vote a single frequency (i.e., three years, two years or one year) receives the support of a majority of the votes cast and we adopt a frequency that is consistent with that choice, we may exclude from future proxy statements any stockholder proposals that recommend a different frequency.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF HOLDING THE ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR EXECUTIVE OFFICERS EVERY THREE YEARS.

The form of the proxy card included in the Company’s definitive proxy statement for its 2019 annual meeting of shareholders is amended in its entirety to include Proposal No. 6.

Admission Ticket

Bring this ticket with you for admission to the 2019 Annual Meeting

Digital Ally, Inc.

2019 Annual Meeting of Stockholders

May 21, 2019 at 10:00 a.m. CDT

9705 Loiret Boulevard

Lenexa, Kansas 66219

Your vote is important

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

DIGITAL ALLY, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON TUESDAY, MAY 21, 2019

The undersigned hereby appoints Thomas J. Heckman as the true and lawful attorney, agent and proxy of the undersigned, with full power of substitution, to represent and to vote all shares of common stock of Digital Ally, Inc. held of record by the undersigned on March 27, 2019, at the 2019 Annual Meeting of Stockholders to be held at the corporate facility located at 9705 Loiret Boulevard, Lenexa, Kansas 66219, on Tuesday, May 21, 2019 at 10:00 a.m., CDT, and at any adjournments thereof.

Any and all proxies heretofore given are hereby revoked.

When properly executed, this proxy will be voted as designated by the undersigned.

In his discretion, the proxy is authorized to vote upon such other business that may properly come before the annual meeting.

(Continued and to be dated and signed on reverse side)

2019 Annual Meeting of STOCKHOLDERS OF DIGITAL ALLY, INC.

Tuesday, May 21, 2019

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Please mark your vote in blue or black ink as shown here Please detach along perforated line and mail in the envelope provided.

The Board of Directors recommends that you vote as follows: “FOR” the election of the four nominees to the Board of Directors; “FOR” Proposals 2, 3, 4 and 5 and regarding Proposal 6 “FOR” holding the advisory vote on executive compensation every three years.

Proposal 1: Election of Directors of the Company

NOMINEES:

[ ] FOR ALL NOMINEES

[ ] Stanton E. Ross	[ ] Daniel F. Hutchins

[ ] Leroy C. Richie	[ ] Michael J. Caulfield

[ ] WITHHOLD AUTHORITY FOR ALL NOMINEES	[ ] FOR ALL EXCEPT
________________

(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: [ ]

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]

Proposal 2. FOR the approval of the amendment to the 2018 Digital Ally, Inc. Stock Option and Restricted Stock Plan:

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal 3. FOR the approval of an amendment to our Articles of Incorporation to increase the number of authorized shares of our capital stock by 10,000,000 and classify such shares as blank check preferred stock:

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal 4. FOR the approval, on an advisory, non-binding basis, of the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion in the accompanying proxy statement.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal 5. FOR ratification of the appointment of RSM US LLP as our independent registered public accounting firm:

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal 6. To hold an advisory (non-binding) vote, as to whether the stockholder votes regarding our executive compensation should occur every three years, every two years or every year.

[ ] 1	[ ] 2	[ ] 3	[ ] ABSTAIN
YEAR	YEARS	YEARS

In his discretion, the proxy is authorized to vote upon such other business that may properly come before the 2019 Annual Meeting.

Signature of Stockholder	Date	Signature of Stockholder	Date

NOTE:	Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

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This supplement to Schedule 14A amends the items of the Company’s definitive proxy statement for the Annual Meeting as specified above and amends such items solely to reflect the changes described above. There are no other changes to the Company’s definitive proxy statement for the Annual Meeting.

Important notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held on May 21, 2019: This supplement, as well as the Company’s Proxy Statement, proxy card and annual report are available at www.digitalallyinc.com/investors/.